UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  (X)
Check the appropriate box:
( ) Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e) (2)
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to ss. 260.14a-11(c) or ss. 240.14a-12

                             Sybron Chemicals Inc.
                (Name of Registrant as Specified in its Charter)

                                      N/A
    (Name of Person(s) filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X) No fee required
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         N/A

    (2)  Aggregate number of securities to which transaction applies:

         N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         N/A

    (4)  Proposed maximum aggregate value of transaction:

         N/A

    (5)  Total fee paid:

         N/A

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
    2)  Form, Schedule or Registration Statement No.:
    3)  Filing Party:
    4)  Date Filed:

                              SYBRON CHEMICALS INC.
                                 Birmingham Road
                          Birmingham, New Jersey 08011
                                 (609) 893-1100
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 1997
                         ------------------------------

     The Annual Meeting of Stockholders of Sybron Chemicals Inc. (the "Company") will be held on Friday, May 30, 1997, at 2:00 p.m. local time, at The Country House, 122 South Pemberton Road, Pemberton, New Jersey 08068, for the following purposes:

1. To elect two Class III Directors to serve until the annual meeting of Stockholders to be held in 2000 and until his successor shall be duly elected and qualified.

2. To consider and act upon the selection of Price Waterhouse LLP as the Company's independent auditors for the 1997 fiscal year.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The close of business on April l8, 1997 has been fixed as the record date for the meeting. All stockholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the meeting. The Board of Directors urges you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of Common Stock. This proxy is solicited by the Board of Directors of the Company. The return of the proxy will not affect your right to vote in person if you do attend the meeting. A copy of the Company's Annual Report is also enclosed.

                                          By Order of the Board of Directors,



                                          /s/ Lawrence R. Hoffman
                                          -----------------------
                                          LAWRENCE R. HOFFMAN, ESQ.
                                                  Secretary
Birmingham, New Jersey
May 1, 1997

                              SYBRON CHEMICALS INC.

                                 Birmingham Road
                          Birmingham, New Jersey 08011
                                 (609) 893-1100
                            ------------------------

                                 PROXY STATEMENT
                            ------------------------


     The enclosed proxy is solicited by the Board of Directors of Sybron Chemicals Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, May 30, 1997, at 2:00 p.m. local time, at The Country House, 122 South Pemberton Road, Pemberton, New Jersey 08068, and any adjournment or postponement thereof. This proxy statement, the foregoing notice and the enclosed proxy are being mailed to stockholders on or about May 1, 1997.

     The Board of Directors does not intend to bring any matters before the Meeting other than the matters specifically referred to in the notice of the Meeting, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment in such matters.

     In the absence of instructions, the shares represented at the Meeting by the enclosed proxy will be voted "FOR" the nominees of the Board of Directors in the election of two directors; "FOR" the approval of Price Waterhouse LLP as the Company's independent auditors for the 1997 fiscal year; and, as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy holders. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.


                                QUORUM AND VOTING

     The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes which stockholders are entitled to cast in the election of a director and on the selection of Price Waterhouse LLP as the Company's independent auditors, shall constitute a quorum. Each of those matters submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

     At the close of business on April 18, l997, the record date, the Company had outstanding 5,666,817 shares of Common Stock, par value $.0l per share. On all matters voted upon at the Meeting and any adjournment or postponement thereof, each record holder of Common Stock will be entitled to one vote per share.


                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the holdings of each stockholder who was known to the Company to be the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 5% of the Company's Common Stock at the close of business on March 31, 1997. Each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares.

                                                 Amount            Percent of
                                              Beneficially         Outstanding
Name and Address of Beneficial Owner             Owned              Shares
------------------------------------             -----              ------
Citicorp Investments Inc...................    2,025,000             35.74
399 Park Avenue
New York, NY  10043

T. Rowe Price Associates, Inc..............      564,000              9.94
100 East Pratt Street
Baltimore, MD  21202

Richard M. Klein...........................      459,786              8.10
P.O. Box 66
Birmingham, NJ  08011

T. Rowe Price Small Cap Value..............      450,000              7.94
Fund, Inc.
100 East Pratt Street
Baltimore, MD  21202

The TCW Group, Inc.........................      438,200              7.73
865 South Figueroa Street
Los Angeles, CA  90017

                              MANAGEMENT OWNERSHIP

     The following table sets forth certain information regarding the Common Stock beneficially owned by the Company's Chief Executive Officer, by each director and nominee for director of the Company, by each of the Company's four other most highly compensated executive officers and by all directors and executive officers of the Company as a group, at the close of business on March 31, 1997. Each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated.

                                                         Amount     Percent of
                                                      Beneficially  Outstanding
                                                        Owned(1)     Shares(1)
                                                        --------     ---------
Name of Beneficial Owner Richard M.
-----------------------------------
Richard M. Klein....................................     459,786        8.1
David  I. Barton....................................       2,600         *
Paul   C. Schorr, IV................................           0         -
John   H. Schroeder.................................      59,524        1.0
Heinn F. Tomfohrde, III.............................       4,000         *
Peter de Bruijn.....................................       1,787         *
Albert  L. Eilender.................................       4,432         *
Joe   J. Belcher....................................      15,995         *
All directors and executive officers as a group
(11 persons)........................................     570,460       10.0
------------------

*Represents less than 1% of the Company's outstanding shares of Common Stock.

     (1) Shares issuable pursuant to options exercisable within 60 days of December 31, 1996 are deemed to be benefi-cially owned; accordingly, the amount beneficially owned includes the following number of shares of Common Stock underlying options held by the following individuals: Richard M. Klein 1,800 shares, John H. Schroeder 1,800 shares, Heinn F. Tomfohrde, III 2,000 shares, Peter de Bruijn 675 shares and Joe J. Belcher 150 shares; and all directors and executive officers as a group 8,015 shares.


                        BOARD OF DIRECTORS AND COMMITTEES

     The business of the Company is managed under the direction of its Board of Directors. The Board meets on a regularly scheduled basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. During the year ended December 31, 1996, the Board of Directors met four times. During 1996, each of the directors was in attendance at no less than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he served. The Company has the following standing committees of the Board of Directors whose present members are as identified below:

     Audit and Compensation Committee. The Audit and Compensation Committee (the "Committee") reviews and recommends to the Board of Directors the independent auditors to be selected to audit the books of the Company, the proposed scope of the audit to be performed by such independent auditors and reviews such audit, including the opinion and any comments or recommendations of the independent auditors. The Committee also reviews with the independent auditors and with the financial management of the Company the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company and reviews the practices and procedures adopted by the Company to ensure compliance with the applicable laws and regulations. In addition, the Committee approves the compensation of the Executive Officers of the Company and serves as the Committee described in the Company's 1992 Stock Option Plan to operate and administer the Plan solely with respect to persons who are Principal Officers as defined therein. The Committee met four times during 1996. The members of the Committee are Heinn F. Tomfohrde, III (Chairman), David I. Barton and Paul C. Schorr, IV.

     Stock Option Plan Committee. The Stock Option Plan Committee serves as the Committee described in the Company's 1992 Stock Option Plan to operate and administer the Plan solely with respect to persons who are not Principal Officers as defined therein. The Stock Option Plan Committee did not meet during 1996. Its members are Richard M. Klein (Chairman) and John H. Schroeder.

     Executive Committee. The Executive Committee was established to perform such duties as the Board of Directors from time to time may direct. The Executive Committee did not meet during 1996. Its members are Richard M. Klein (Chairman), Paul C. Schorr, IV and John H. Schroeder.


Compensation of Directors

     Each member of the Board of Directors who is not an employee of the Company is automatically granted options to acquire 4,000 shares of common stock on the first business day of each year. In addition, directors of the Company who were not employees or affiliates of Citicorp Investments Inc. were paid a standard fee of (a) $750 for each meeting of the Board of Directors which such director attends, and (b) $500 for each meeting of a committee of the Board of Directors which such Director attends. Such Directors are also entitled to reimbursement of reasonable travel expenses incurred while attending meetings of the Board of Directors or any of its committees.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes certain information for each of the last three fiscal years concerning the cash compensation paid by the Company, as well as certain other compensation paid to or accrued for 1996, 1995 and 1994, to the Company's Chief Executive Officer and to each of the Company's other four most highly compensated executive officers:


                                        Annual Compensation                     Long Term Compensation

                         ----------------------------------------------   -----------------------------------
                                                                                         Awards
                                                                                         ------
                                                                                                                     All
                                                               Other                                                Other
         Name and                                              Annual     Restricted     Securities     LTIP       Compen-
         Principal                 Salary       Bonus         Compensa-     Stock        Underlying     Pay-       sation
         Position         Year       ($)         ($)          tion($)     Award(s)($)     Options      outs($)     ($)(6)
         --------         ----       ---         ---          --------    -----------     -------      -------     ------

Richard M. Klein          1996     264,560    176,959(1)         --          --           25,500         --        23,931
President and Chief       1995     256,855     49,214(2)         --          --               --         --        27,484
Executive Officer         1994     252,986     61,716(3)         --          --            4,500         --        16,887

Peter de Bruijn           1996     146,932     59,179(1)         --          --           18,625         --        48,362
Managing Director-        1995     136,985     32,393(2)         --          --            3,375         --        40,122
Europe Division           1994     103,904     10,978(3)         --          --               --         --        34,637

John H. Schroeder         1996     158,795     79,037(1)         --          --           22,500         --        15,646
Executive Vice            1995     148,321     21,869(2)         --          --               --         --        18,871
President,                1994     144,952     26,436(3)         --          --            6,625         --        14,137
Environmental
Products and Services

Albert L. Eilender(4)     1996     125,769     76,630            --          --           25,000         --        27,373
Executive Vice            1995     Not Employed by the Company   --          --               --         --            --
President, Corporate      1994     Not Employed by the Company   --          --               --         --            --
Development

Joe J. Belcher            1996      80,272     95,032(5)         --          --           13,625         --        15,987
Vice President,           1995      78,229     97,712(5)         --          --               --         --        11,188
Textile Chemicals-        1994      75,981     79,065(5)         --          --               --         --         9,592
North America

-------------------


(1) Consists of bonuses earned during 1996 and paid in 1997 pursuant to the Company's Executive Bonus Plan (the "Bonus Plan"). These bonuses were paid in the form of Common Stock and cash in the following amounts: Richard M. Klein 4,276 shares and $103,198 cash, Peter de Bruijn 635 shares and $48,225 cash, John H. Schroeder 1,381 shares and $55,215 cash and Albert L. Eilender 2,432 shares and $34,678 cash. The closing price of the Common Stock on the date the Bonus Plan shares were issued was $17.25. For a description of the determination of the number of shares issued see: "Report of the Audit and Compensation Committee on Executive Compensation".
(2) Consists of bonuses earned during 1995 and paid in 1996 pursuant to the Bonus Plan. These bonuses were paid in the form of Common Stock and cash in the following amounts: Richard M. Klein 4,279 shares and $5 cash, Peter de Bruijn 436 shares and $27,379 cash and John H. Schroeder 1,416 shares and $5,585 cash. The closing price of the Common Stock on the date the Bonus Plan shares were issued was $11.50.
(3) Consists of bonuses earned during 1994 and paid in 1995 pursuant to the Bonus Plan. These bonuses were paid in the form of Common Stock and cash in the following amounts: Richard M. Klein 4,257 shares and $8,503 cash, Peter de Bruijn 652 shares and $2,828 cash and John H. Schroeder 1,374 shares and $9,261 cash. The closing price of the Common Stock on the date the Bonus Plan shares were issued was $12.50.
(4) Mr. Eilender joined the Company in May 1996.
(5) Mr. Belcher does not participate in the Bonus Plan, instead, he receives an alternative compensation arrangement based on adjusted variable profits for certain segments of the America textile chemical business.
(6) Includes (with respect to amounts applicable to 1996) contributions by the Company to the named executives' pension and 401(k) plans ("PLANS"), as well as car allowances ("AUTO"), life insurance premiums ("LIFE"), moving expenses ("MOVING"), income tax preparation ("TAX") and supplemental executive retirement plan payments ("SERP") paid by the Company for the benefit of the named executives: Richard M. Klein $9,840 (PLANS), $2,533
    (AUTO), $171 (LIFE), $10,742 (SERP), $645 (TAX); Peter de Bruijn $39,059
    (PLANS), $9,303 (AUTO); John H. Schroeder $9,133 (PLANS), $3,707 (AUTO), $544 (LIFE), $2,262 (SERP); Joe J. Belcher $9,069 (PLANS), $5,360 (AUTO),
    $546 (LIFE), $1,012 (SERP); and Albert L. Eilender $5,031 (PLANS), $1,296
    (AUTO), $319 (LIFE), $20,727 (MOVING).



Stock Option Grants in Last Fiscal Year

     The following table sets forth, as to the Chief Executive Officer and the four most highly compensated other executive officers of the Company, information with respect to the grant of stock options during 1996. None of these executive officers exercised any options during 1996. The Company did not grant any stock appreciation rights ("SARs") during 1996.



                                               Individual Grants(1)
---------------------------------------------------------------------------------
                        Number of       % of Total                                  Potential Realizable
                        Securities        Options                                     Value at Assumed
                        Underlying       Granted to       Exercise                  Annual Rates of Stock
                          Options       Employees in      or Base(2)   Expiration   Price Appreciation for
            Name       Granted(#)(1)    Fiscal Year      Price($/Sh)      Date           Option Term
            ----       -------------    -----------      -----------      ----           -----------

                                                                                      5%($)       10%($)
                                                                                      -----       ------
Richard M. Klein...       4,500            1.6%            $12.50       4/23/06     $ 35,375     $ 89,648
                          9,000            3.2%            $12.75       4/26/06     $ 72,166     $182,882
                         12,000            4.3%            $13.50       6/14/06     $101,881     $258,186

Peter de Bruijn....       2,500            0.9%            $10.75       1/02/06     $ 16,901     $ 42,832
                          1,625            0.5%            $12.50       4/23/06     $ 12,774     $ 32,373
                         14,500            5.2%            $13.50       6/14/06     $123,106     $311,975

John H. Schroeder..       4,500            1.6%            $12.50       4/23/06     $ 35,375     $ 89,648
                          9,000            3.2%            $12.75       4/26/06     $ 72,166     $182,882
                          9,000            3.2%            $13.50       6/14/06     $ 76,411     $193,640

Albert L. Eilender.      25,000            8.9%            $13.50       6/14/06     $212,252     $537,888

Joe J. Belcher.....       2,500            0.9%            $12.50       4/23/06     $ 19,653     $ 49,804
                          1,250            0.4%            $12.75       4/26/06     $ 10,023     $ 25,400
                          9,875            3.5%            $13.50       6/14/06     $ 89,840     $212,466

-------------------

(1) Options granted during 1996 are scheduled to vest and become exercisable in annual increments of 20% beginning on the initial anniversary of the date of grant, with full vesting occurring five years from the date of grant. Upon termination of employment, all unvested options will terminate and the optionee will have 90 days from the date of termination to exercise all outstanding vested options. Notwithstanding the foregoing, in the event of death, the optionee's estate will have 12 months from the date of death to exercise all outstanding vested options.

(2) Each such option had an exercise price equal to the market price of the Common Stock on the date of grant.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
Option Values

     None of the Company's executive officers exercised any of their stock options during 1996. The Company does not have any outstanding SARs.

                                               Number of Securities
                                              Underlying Unexercised
                                               Options at FY-End(#)
                   Name                    Exercisable    Unexercisable
                   ----                    -----------    -------------

     Richard M. Klein..........               1,800          28,200
     Peter de Bruijn...........                 675          21,325
     John H. Schroeder.........               1,800          25,200
     Albert L. Eilender........                   0          25,000
     Joe J. Belcher............                 150          13,850

Compensation Committee Interlocks and Insider Participation

     NONE


Pension Plans

     None of the Company's executive officers are eligible participants in defined benefit or actuarial plans sponsored by the Company. However, Peter de Bruijn, a resident of the Netherlands, participates in a national pension plan sponsored by the Dutch government.


Report of the Audit and Compensation Committee on Executive
Compensation.

     The compensation policies adopted by the Audit and Compensation Committee (the "Committee") are designed to attract and retain executives capable of leading the Company to meet its business objectives, and to motivate the Company's executives to enhance long term shareholder value.

     The objectives of the Company's compensation program are to:

     -attract, retain and motivate key executive talent; and

     -provide rewards which are closely linked to Company performance; and

     -align the interests of the Company's key employees with those of its stockholders through potential stock ownership.

     The Committee applies these objectives to executive officers and key employees through the availability of performance based cash and stock incentive opportunities and stock option grants.

     Executive officer compensation programs have short-term and longer term components. Short-term components include base salary and annual bonus under the stockholder approved Executive Bonus Plan. The longer term component consists of stock option awards under the 1992 Stock Option Plan.

Salaries

     The Committee sets salaries for the Company's executive officers based upon the Committee's assessment of the performance of each officer and the Committee's understanding of executive compensation practices at similar specialty chemical companies. The Committee uses industry comparative compensation information as a general reference, however, rather than to set specific salary amounts.

Bonuses

     Bonus awards for executive officers are based on a range of quantitative measures including Company wide financial performance and general economic conditions for the previous year. Bonuses, which constitute a significant portion of an executive's overall compensation, were determined in accordance with the Company's Bonus Plan which provides for awards to executives based on meeting operating profit growth targets.

     Under the Bonus Plan, the bonus payable to certain executive officers for any given year is based on the operating profit for that year versus targets related to growth over the preceding year's operating profit as well as overall growth of 12% per year in operating profit.

     The basic bonus formula in the Bonus Plan provides for payments ranging from 0% to 78% of the executive's base salary, depending on the executive's salary grade level and on the level of operating profit attained in relation to the targets, subject to certain adjustments based on the Company's cash flow performance. In addition, executive officers may be entitled to a supplemental bonus if operating profit exceeds the maximum target level.

     Dr. Klein and Messrs. Adler, Eilender and Schroeder received 1996 bonuses based on the executive officer basic bonus provisions of the Bonus plan. Each received the same percentage payout relative to their grade level, in accordance with the formula. Messrs. de Bruijn, Hoffman and McPeak received their bonuses based on the Executive Basic Bonus provisions of the Bonus Plan. Dr. Klein and Messrs. Adler, de Bruijn, Eilender and Schroeder were also awarded supplemental bonuses that will be paid in March 1998 provided that the Company attains certain performance targets during 1997. Mr. Hoffman received a monthly bonus for performing additional duties normally performed by the Chief Financial Officer. Mr. Belcher does not participate in the Bonus Plan, instead, he receives an alternative compensation arrangement based on adjusted variable profits for certain segments of the America textile chemical business.

     Executive officers received 100% of their 1996 Projected Target bonus in Company Common Stock, with the balance paid in cash, as per the terms of the Bonus Plan. The number of shares of Common Stock was based on each executive officer's 1996 Projected Target (as defined in the Bonus Plan), at a pre-established price. This price was $24.125 for Dr. Klein and Messrs. Adler, de Bruijn, Hoffman, McPeak and Schroeder, and $14.25 for Mr. Eilender. The actual amount of each executive officer's stock bonus for 1996 is based on the February 28, 1997 trading price of $17.25 per share, which was 28.4% below the $24.125 price noted above, and 21.1% higher than the $14.25 price noted above, used to calculate the number of shares payable under the Bonus Plan.

     Messrs. McPeak and Schroeder received promotions during 1996 with commensurate increases in grade level and salary. Dr. Klein and Messrs. Adler, Belcher, de Bruijn and Hoffman all received merit increases in base salary on their salary review date.


                        Heinn F. Tomfohrde, III (Chairman)
                        David I. Barton
                        Paul C. Schorr, IV


Employment Agreements with Executive Officers

     Mr. Eilender (Executive Vice President, Corporate Development) is employed pursuant to an employment agreement dated April 19, 1996 (the "Agreement"). Mr. Eilender's base salary is at an annual rate of $200,000 which is to be reviewed annually. Mr. Eilender is also eligible to participate in the Company's executive bonus plan which carries a target bonus of 26% of his annual salary. The actual amount of the award depends upon the performance of the Company.

     The Agreement further provides that, in the event there shall be a change in control, as defined in the Agreement, and Mr. Eilender's employment with the Company terminates at any time prior to December 31, 1998 Without Cause, as defined in the Agreement, Mr. Eilender shall be entitled to a lump sum payment equal to twice his annual base salary then in effect.


                             STOCK PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return on the Company's Common Stock from March 31, 1992 (the date on which the Company's Common Stock was first publicly traded) through December 31, 1996, as compared to the returns of the Standard and Poor's 500 Index and the Standard & Poor's Specialty Chemicals Stock Index. The graph assumes $100 was invested on March 31, 1992 in the Company's Common Stock and in each of the two Standard & Poor's indices and assumes the reinvestment of dividends.

                                 GRAPH OMITTED
                                  (See below)


                     Comparison of Cumulative Total Returns


                           3/92    12/92    12/93    12/94    12/95    12/96
                           ----    -----    -----    -----    -----    -----

Sybron Chemicals          100.0   108.75   120.65    77.50    53.75    80.00
S&P 500 Composite         100.0   107.93   115.55   113.77   152.57   183.49
S&P Specialty Chemicals   100.0   105.89   118.50   101.59   131.42   140.68








                 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based upon a review of such reports furnished to the Company, the Company believes that all of those filing requirements were satisfied on a timely basis.


                                  PROPOSAL ONE

                            ELECTION OF TWO DIRECTORS

     At the Meeting, the stockholders will elect two Class III Directors to hold office until the Annual Meeting of Stockholders to be held in 2000 and until his successor shall be duly elected and qualified. Proxies for holders of Common Stock executed on the enclosed form will be voted, in the absence of other instructions, "FOR" the election of the person named below. Should the nominee become unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend. The nominees for director are presently serving as directors of the Company.

     The following sets forth certain information about each nominee for election at this meeting and each director continuing in office.

     Nominated for election at this meeting:

     Heinn F. Tomfohrde, III, 63, has been a director of the Company since June, 1992. Mr. Tomfohrde served as President, Chief Operating Officer and a director of International Specialty Products Inc. and its predecessor company, GAF Chemicals Corporation, from 1987 to 1991. Since 1991, Mr. Tomfohrde has been an independent business consultant and currently serves as a director of Harris Chemical Group, Inc. and McWhorter Technologies Inc.

     David I. Barton, 58 has been a director of the Company since July 1996 and served as Chairman, President and Chief Executive Officer of OSi Specialties, Inc. from March 1993 until October 1995. During the previous five years, Mr. Barton was Senior Vice President and General Manager of the Specialty Derivatives business at International Specialty Products, Inc. Mr. Barton currently serves as a director of the University of Connecticut Foundation.

     Directors whose present terms continue until 1998:

     Paul C. Schorr, IV, 29, has been a director of the Company since February 1997. Mr. Schorr has been a Vice President of Citicorp Venture Capital Ltd., which is an affiliate of the Company, since 1996. Prior to joining Citicorp in 1996, Mr. Schorr was a consultant with McKinsey & Company, Inc. Mr. Schorr currently serves as a director of Inland Resources and Fairchild Semiconductor.

     Richard M. Klein, 59, has been a director of the Company and its President and Chief Executive Officer since its inception in 1987. From 1969 until July 1987, Dr. Klein served in various managerial positions with the Company's predecessors, becoming its senior executive officer in 1978. He holds a Ph.D. in Chemistry from the University of Illinois. Dr. Klein currently serves as a director of the Nash Engineering Company.

     Director whose present term continues until 1999:

     John H. Schroeder, 46, has served in various managerial positions within the Company since 1983 and became a director of the Company in February 1992. He was promoted to Executive Vice President, Environmental Products and Services in March 1996 with responsibility for all business activities for the Company's Environmental Products and Services segment. From February 1994 to February 1996, he was the Executive Vice President, Ion Exchange Products.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
            STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR


                                  PROPOSAL TWO

           PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval by the stockholders, the Board of Directors has selected the firm of Price Waterhouse LLP, which served as the Company's independent auditors for the last fiscal year, to serve as the Company's independent auditors with respect to the consolidated financial statements of the Company and its subsidiaries for the current fiscal year.

     A representative of Price Waterhouse LLP is expected to be present at the annual Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is also expected to be available to respond to appropriate questions of stockholders.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
             STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ABOVE PROPOSAL


                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by January 2, 1998 at the Company's principal executive offices, Birmingham Road, Birmingham, New Jersey 08011, directed to the attention of the Secretary in order to be considered for inclusion in next year's annual meeting proxy material. Each proposal must set forth: (i) the name and address of the stockholder who intends to bring the business before the meeting; (ii) the general nature of the business which he or she seeks to bring before the meeting; and (iii) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting.

                             SOLICITATION OF PROXIES

     The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telecopy by directors, officers or regular employees of the Company or its subsidiaries.


                           ANNUAL REPORT ON FORM l0-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO THE INVESTOR RELATIONS DEPARTMENT AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

     The foregoing notice and proxy statement are sent by Order of the Board of Directors.


                                          /s/ Lawrence R. Hoffman
                                          -----------------------
                                          LAWRENCE R. HOFFMAN, ESQ.
                                                  Secretary

May 1, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             SYBRON CHEMICALS INC.


     The undersigned, a stockholder of SYBRON CHEMICALS INC., hereby constitutes and appoints RICHARD M. KLEIN AND LAWRENCE R. HOFFMAN, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held on Friday, May 30, 1997, at 2:00 P.M. local time, at the Country House, 122 South Pemberton Road, Pemberton, New Jersey 08068 and any adjournment or postponement thereof, and thereat to vote all shares of Common Stock which the undersigned would be entitled to case if personally present, as follows on the reverse side.

      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF SYBRON CHEMICALS INC.


                     (Please sign and date on reverse side)
                                                               (SEE REVERSE
                                                                    SIDE)

     Please mark
(X)  votes as in
     this example.

This Proxy is solicited on behalf of the Board of Directors. Unless otherwise specified, the shares will be voted "FOR" the election of the nominees for director and "FOR" the proposal set forth below. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Meeting or any adjournment or postponement thereof.

1.  Election of Directors               2.  To approve the appointment
                                            of Price Waterhouse LLP
Nominee:  David I. Barton                   as the Company's independent
                                            auditors.
       For      Withheld                               For   Against    Abstain
      (  )        (  )                                 (  )   (  )       (  )

Nominee:  Heinn F. Tomfohrde, III       3.  To vote on such other business
                                            which may properly come before
       For      Withheld                    the Meeting.
      (  )        (  )


                        MARK HERE
                       FOR ADDRESS   (  )
                        CHANGE AND
                        NOTE BELOW

                      PLEASE SIGN, DATE AND RETURN IN THE
                       ENCLOSED POSTAGE-PREPAID ENVELOPE.

NOTE: Please sign this Proxy exactly as name(s) appear(s) in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. When stock is issued in the name of two or more persons, all such persons should sign.


Signature:_________________ Date:_______ Signature:_______________ Date:_______